NORTH CAROLINA DEED OF TRUST

SATISFACTION: The debt secured by the within Deed of Trust
together with the note(s) secured thereby has been satisfied in full. This the _______ day of ______________________, _____
Signed:  ____________________________________________
         ____________________________________________

________________________________________________________________________________

Mail to:  ______________________________________________________________________

This instrument was prepared by: _______________________________________________

Brief description for the Index:________________________________________________

________________________________________________________________________________

THIS DEED of TRUST made this 30th day of December, 2004, by and between:

________________________________________________________________________________
GRANTOR                 TRUSTEE                      BENEFICIARY

D. S. RUSHING, INC.,    ASHLEY BLOOM and             INTERFUND MORTGAGE CORP.,
a North Carolina        MONICA A. SCHREIBER          a Florida corporation
corporation             (either one of whom
                        may act)

221 Beracah Road,       7100 West Camino Real Blvd.  7100 West Camino Real Blvd.
Mooresville, NC 28115   Suite 402                    Suite 402,
                        Boca Raton, Florida  33433   Boca Raton, Florida  33433

Enter in appropriate block for each party: name, address, and, if appropriate, character of entity, e.g. corporation or partnership.
________________________________________________________________________________


The designation Grantor, Trustee, and Beneficiary as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, That whereas the Grantor is indebted to the Beneficiary in the principal sum of Four Hundred Twenty-eight Thousand One Hundred Five and 90/100 Dollars ($428,105.90), as evidenced by a Promissory Note of even date herewith, the terms of which are incorporated herein by reference. The final due date for payments of said Promissory Note, if not sooner paid, is December 30, 2006.

         NOW, THEREFORE, as security for said indebtedness, advancements and other sums expended by Beneficiary pursuant to this Deed of Trust and costs of collection (including attorneys fees as provided in the Promissory Note) and other valuable consideration, the receipt of which is hereby acknowledged, the Grantor has bargained, sold, given and conveyed and does by these presents bargain, sell, give, grant and convey to said Trustee, his heirs, or successors, and assigns, the parcel(s) of land situated in Iredell County, North Carolina, (the "Premises") and more particularly described as follows:

BEING all of Lots 322, 323, 386, 406, and 407 of THE FARMS subdivision as shown on map thereof recorded in Map Book 45 at Page 114 in the Office of the Register of Deeds for Iredell County, North Carolina ("Property").

BEING all of Lots 369 and 370 of THE FARMS subdivision as shown on map thereof recorded in Map Book 45 at Page 115 in the Office of the Register of Deeds for Iredell County, North Carolina ("Property").

TO HAVE AND TO HOLD said Premises with all privileges and appurtenances thereunto belonging, to said Trustee (either one of whom may act without the joinder of the other), his heirs, successors, and assigns forever, upon the trusts, terms and conditions, and for the uses hereinafter set forth.

         If the Grantor shall pay the Note secured hereby in accordance with its terms, together with interest thereon, and any renewals or extensions thereof in whole or in part, all other sums secured hereby and shall comply with all of the covenants, terms and conditions of this Deed of Trust, then this conveyance shall be null and void and may be canceled of record at the request and the expense of the Grantor.

         If, however, there shall be any default (a) in the payment of any sums due under the Note, this Deed of Trust or any other instrument securing the Note and such default is not cured within five (5) days from the due date, or (b) if there shall be default in any of the other covenants, terms or conditions of the Note secured hereby, or any failure or neglect to comply with the covenants, terms or conditions contained in this Deed of Trust or any other instrument securing the Note and such default is not cured within fifteen (15) days after written notice, then and in any of such events, without further notice, it shall be lawful for and the duty of the Trustee, upon request of the Beneficiary, to sell the land herein conveyed at public auction for cash, after having first giving such notice of hearing as to commencement of foreclosure proceedings and obtained such findings or leave of court as may then be required by law and giving such notice and advertising the time and place of such sale in such manner as may then be provided by law, and upon such and any resales and upon compliance with the law then relating to foreclosure proceedings under power of sale to convey title to the purchaser in as full and ample manner as the Trustee is empowered. The Trustee shall be authorized to retain an attorney to represent him in such proceedings.

         The proceeds of the Sale shall after the Trustee retains his commission, together with reasonable attorneys fees incurred by the Trustee in such proceedings, be applied to the costs of sale, including, but not limited to, costs of collection, taxes, assessments, costs of recording, service fees and incidental expenditures, the amount due on the Note hereby secured and advancements and other sums expended by the Beneficiary according to the provisions hereof and otherwise as required by the then existing law relating to foreclosures. The Trustee's commission shall be five percent (5%) of the gross proceeds of the sale or the minimum sum of $500.00, whichever is greater, for a completed foreclosure. In the event foreclosure is commenced, but not completed, the Grantor shall pay all expenses incurred by Trustee, including reasonable attorneys fees, and a partial commission computed on five per cent (5%) of the outstanding indebtedness or the above stated minimum sum, whichever is greater, in accordance with the following schedule, to-wit: one-fourth (1/4) thereof before the Trustee issues a notice of hearing on the right to foreclosure; one-half (1/2) thereof after issuance of said notice, three-fourths (3/4) thereof after such hearing; and the greater of the full commission or minimum sum after the initial sale.

         And the said Grantor does hereby covenant and agree with the Trustee as follows:

         1. INSURANCE. Grantor shall keep all improvements on said land, now or hereafter erected, constantly insured for the benefit of the Beneficiary against loss by fire, windstorm and such other casualties and contingencies, in such manner and in such companies and for such amounts, not less than that amount necessary to pay the sum secured by this Deed of Trust, and as may be satisfactory to the Beneficiary. Grantor shall purchase such insurance, pay all premiums therefor, and shall deliver to Beneficiary such policies along with evidence of premium payments as long as the Note secured hereby remains unpaid. If Grantor fails to purchase such insurance, pay premiums therefor or deliver said policies along with evidence of payment of premiums thereon, then Beneficiary, at his option, may purchase such insurance. Such amounts paid by Beneficiary shall be added to the principal of the Note secured by this Deed of Trust, and shall be due and payable upon demand of Beneficiary. All proceeds from any insurance so maintained shall at the option of Beneficiary be applied to the debt secured hereby and if payable in installments, applied in the inverse order of maturity of such installments or to the repair or reconstruction of any improvements located upon the Property.

         2. TAXES, ASSESSMENTS, CHARGES. Grantor shall pay all taxes, assessments and charges as may be lawfully levied against said Premises within thirty (30) days after the same shall become due. In the event that Grantor fails to so pay all taxes, assessments and charges as herein required, then Beneficiary, at his option, may pay the same and the amounts so paid shall be added to the principal of the Note secured by this Deed of Trust, and shall be due and payable upon demand of Beneficiary.

         3. ASSIGNMENTS OF RENTS AND PROFITS. Grantor assigns to Beneficiary, in the event of default, all rents and profits from the land and any improvements thereon, and any contract(s) for the sale of the Premises or any portion thereof, and authorizes Beneficiary to enter upon and take possession of such land and improvements, to rent same, at any reasonable rate of rent determined by Beneficiary, and after deducting from any such rents the cost of reletting and collection, to apply the remainder to the debt secured hereby, or to sell the same pursuant to any contract pending.

         4. PARTIAL RELEASE. Grantor shall not be entitled to the partial release of any of the above described property unless a specific provision providing therefor is included in this Deed of Trust. In the event a partial release provision is included in this Deed of Trust, Grantor must strictly

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

comply with the terms thereof. Notwithstanding anything herein contained, Grantor shall not be entitled to any release of property unless Grantor is not in default and is in full compliance with all of the terms and provisions of the Note, this Deed of Trust, and any other instrument that may be securing said Note.

         5. WASTE. The Grantor covenants that he will keep the Premises herein conveyed in as good order, repair and condition as they are now, reasonable wear and tear excepted, and will comply with all governmental requirements respecting the Premises or their use, and that he will not commit or permit any waste.

         6. CONDEMNATION. In the event that any or all of the Premises shall be condemned and taken under the power of eminent domain, Grantor shall give immediate written notice to Beneficiary and Beneficiary shall have the right to receive and collect all damages awarded by reason of such taking, and the right to such damages hereby is assigned to Beneficiary who shall have the discretion to apply the amount so received, or any part thereof, to the indebtedness due hereunder and if payable in installments, applied in the inverse order of maturity of such installments, or to any alteration, repair or restoration of the Premises by Grantor.

         7. WARRANTIES. Grantor covenants with Trustee and Beneficiary that he is seized of the Premises in fee simple, has the right to convey the same in fee simple, that title is marketable and free and clear of all encumbrances, and that he will warrant and defend the title against the lawful claims of all persons whomsoever, except for the exceptions hereinafter stated. Title to the property hereinabove described is subject to the following exceptions:

SEE ATTACHED EXHIBIT "A" FOR EXCEPTIONS

         8. SUBSTITUTION OF TRUSTEE. Grantor and Trustee covenant and agree to and with Beneficiary that in case the said Trustee, or any successor trustee, shall die, become incapable of acting, renounce his trust, or for any reason the holder of the Note desires to replace said Trustee, then the holder may appoint, in writing, a trustee to take the place of the Trustee; and upon the probate and registration of the same, the trustee thus appointed shall succeed to all rights, powers and duties of the Trustee.

         9. SALE OF PREMISES. Grantor agrees that if the Premises or any part thereof or interest therein is sold, assigned, transferred, conveyed or otherwise alienated by Grantor, whether voluntarily or involuntarily or by operation of law [other than: (i) the creation of a lien or other encumbrance subordinate to this Deed of Trust which does not relate to a transfer of rights of occupancy in the Premises; (ii) the creation of a purchase money security interest for household appliances; (iii) a transfer by devise, descent, or operation of law on the death of a joint tenant or tenant by the entirety; (iv) the grant of a leasehold interest of three (3) years or less not containing an option to purchase; (v) a transfer to a relative resulting from the death of a Grantor; (vi) a transfer where the spouse or children of the Grantor become the owner of the Premises; (vii) a transfer resulting from a decree of a dissolution of marriage, legal separation agreement, or from an incidental property settlement agreement, by which the spouse of the Grantor becomes an owner of the Premises; (viii) a transfer into an inter vivos trust in which the Grantor is and remains a beneficiary and which does not relate to a transfer of rights of occupancy in the Premises], without the prior written consent of Beneficiary, Beneficiary, at its own option, may declare the Note secured hereby and all other obligations hereunder to be forthwith due and payable. Any change in the legal or equitable title of the Premises or in the beneficial ownership of the Premises, including the sale, conveyance or disposition of a majority interest in the Grantor if a corporation or partnership, whether or not of record and whether or not for consideration or by operation of law, or the dissolution or termination of the corporation by operation of law or voluntarily, shall be deemed to be the transfer of an interest in the Premises.

         10. ADVANCEMENTS. If Grantor shall fail to perform any of the covenants or obligations contained herein or in any other instrument given as additional security for the Note secured hereby, the Beneficiary may, but without obligation, make advances to perform such covenants or obligations, and all such sums so advanced shall be added to the principal sum, shall bear interest at the rate provided in the Note secured hereby for sums due after default and shall be due from Grantor on demand of the Beneficiary. No advancement or anything contained in this paragraph shall constitute a waiver by Beneficiary or prevent such failure to perform from constituting an event of default.

         11. INDEMNITY. If any suit or proceeding be brought against the Trustee or Beneficiary or if any suit or proceeding be brought which may affect the value or title of the Premises, Grantor shall defend, indemnify and hold harmless and on demand reimburse Trustee or Beneficiary from any loss, cost, damage or expense and any sums expended by Trustee or Beneficiary shall bear interest as provided in the Note secured hereby for sums due after default and shall be due and payable on demand.

         12. WAIVERS. Grantor waives all rights to require marshaling of assets by the Trustee or Beneficiary. No delay or omission of the Trustee or Beneficiary in the exercise of any right, power or remedy arising under the Note or this Deed of Trust shall be deemed a waiver of any default or acquiescence therein or shall impair or waive the exercise of such right, power or remedy by Trustee or Beneficiary at any other time.

         13. CIVIL ACTION. In the event that the Trustee is named as a party to any civil action as Trustee in this Deed of Trust, the Trustee shall be entitled to employ an attorney at law, including himself if he is a licensed attorney, to represent him in said action and the reasonable attorney's fee of

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

the Trustee in such action shall be paid by the Beneficiary and added to the principal of the Note secured by this Deed of Trust and bear interest at the rate provided in the Note for sums due after default.

         14. PRIOR LIENS. Default under the terms of any instrument secured by a lien to which this Deed of Trust is subordinate shall constitute default hereunder.

         15. SUBORDINATION. Beneficiary agrees to subordinate (and to instruct Trustee to join in such subordination, if necessary) the lien of this Deed of Trust to the lien of construction financing obtained by Grantor to finance the construction of a residential building and related improvements on any of the lots that comprise the Premises, subject to Beneficiary's approval of the amount and terms of such loan and the budget for the construction of the proposed improvements, which approval shall not be unreasonably withheld, conditioned or delayed by Beneficiary. Any documentation required for the subordination of this Deed of Trust shall be prepared by and at the expense of Grantor and shall be subject to the approval of Beneficiary, not to be unreasonably withheld, conditioned or delayed.

         16. PARTIAL RELEASE PROVISION. Upon Grantor's sale of any individual lot that comprises a part of the Premises under this Deed of Trust to a third party purchaser upon completion of the construction of the residential dwelling and related improvements thereon, Beneficiary agrees to release (and to instruct Trustee to join in the release, if necessary) the lien of this Deed of Trust upon the closing of such sale provided that (i) Beneficiary receives payment from Grantor from the proceeds of such closing equal to the initial purchase price for such lot as set forth in the Builder Purchase and Sale Agreement between the Grantor as "Builder" and The Farms, LLC as "Seller" dated as of December 17, 2004 (which is incorporated herein by reference), relating to the sale and purchase of the Premises described herein, together with all accrued interest, additional interest or prepayment premium required to be paid in connection with any partial prepayment of the Note in accordance with the terms and provisions of the Note and (ii) Grantor pays to Capitol Development, Inc. any fee due under the Consulting Agreement dated as of December 30, 2004, relating to the lot and completed residential dwelling being sold. Any documentation required for the release of any such lot shall be prepared by and at the expense of Grantor and shall be subject to the approval of Beneficiary, not to be unreasonably withheld, conditioned or delayed.

         17. TIME OF THE ESSENCE: Time is of the essence with respect to the obligations of Grantor under this Deed of Trust and the timely performance thereof by Grantor.

         18. EXPENSES. Grantor shall be responsible to pay for any and all expenses incurred by Beneficiary that relate to the closing and administration of the loan evidenced by the Note and secured by this Deed of Trust, including, without limitation: fees and expenses of Beneficiary's attorneys; documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time; recording and re-recording fees; title insurance premiums; and out-of-pocket expenses.

         IN WITNESS WHEREOF, the Grantor has duly executed the foregoing as of the day and year first above written.

                                    D. S. RUSHING,  INC.,
                                    a North Carolina corporation

                                    By: /s/ DAVID S. RUSHING
                                        ----------------------------------------
                                        David S. Rushing, President

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

________________________________________________________________________________

State of North Carolina - County of IREDELL

         I, the undersigned Notary Public of the County and State aforesaid, certify that DAVID S. RUSHING personally came before me this day and acknowledged that he is the President of D. S. RUSHING, INC., a North Carolina corporation, and that by authority duly given and as the act of such entity, he signed the foregoing instrument in its name on its behalf as the act and deed of said corporation. Witness my hand and notarial stamp or seal, this 30th day of December, 2004.


[SEAL]                                  /s/ SELENA J. SAWYER
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires: 3/18/2006

________________________________________________________________________________

The foregoing Certificate(s) of Selena J. Sawyer is/are certified to be correct. This instrument and this certificate are duly registered at the date and time and in the Book and Page shown on the first page hereof.
Brenda D. Bell Register of Deeds for Iredell County

By: JOYCE R. BESS   Deputy - Register of Deeds
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